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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004 (June 15, 2004)

LOWRANCE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15240	44-0624411
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)

(918) 437-6881
(Registrant’s telephone number, including area code)

Table of Contents

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the registrant dated June 15, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 15, 2004, Lowrance Electronics, Inc. issued a press release announcing the restatement of its Fiscal 2003 financial statements included in the Fiscal 2003 Form 10-K and its Fiscal 2004 financial statements included in the Form 10-Qs for the first three quarters. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: June 15, 2004

LOWRANCE ELECTRONICS, INC.
By:	/s/ Douglas J. Townsdin
Douglas J. Townsdin
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit No.	Description
99.1	Press Release issued by the registrant dated June 15, 2004